Exhibit 99.2

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”), dated as of October 8, 2023, is entered into by and among Bristol-Myers Squibb Company, a Delaware corporation (“Parent”) and the stockholders of Mirati Therapeutics, Inc., a Delaware corporation (the “Company”), listed on Exhibit A hereto (each, a “Stockholder” and collectively, the “Stockholders”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Vineyard Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger as a wholly-owned subsidiary of Parent;

WHEREAS, as of the date hereof, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Common Stock owned of record or beneficially by such Stockholder as of the date hereof (the “Owned Shares”); and

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, Parent has required that each Stockholder agrees to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, each Stockholder and Parent hereby agree as follows:

1. Agreement to Vote the Covered Shares; Proxy.

1.1 Agreement to Vote and Support. Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the stockholders of the Company (the “Company Stockholders”), including any postponement or adjournment thereof, or in any other circumstance, however called (including by written consent), each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, unconditionally and irrevocably affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) (and not to withdraw any such vote or consent with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by such Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, (ii) the adoption of any amended and restated Merger Agreement or amendment to the Merger Agreement that, in any such case, does not (A) decrease the Merger Consideration, (B) change the form of the Merger Consideration, or (C) extend the End Date (after giving effect to the extensions thereof contemplated by the Merger Agreement) (clauses (A) – (C) collectively, an “Adverse Amendment”), or otherwise result in the Merger Agreement being less favorable to the Company Stockholders than the Merger Agreement in effect as of the date of this Agreement, (iii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 4.4(b) of the Merger Agreement, and (iv) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting (or by written consent) necessary or desirable for the consummation of the Merger or the other Transactions, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, or any other proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement, the Merger or the other Transactions, (iii) any reorganization, recapitalization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent or materially impede or materially delay the consummation of the Merger or any of the other Transactions (clauses (a) and (b), collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company Stockholders, including any postponement or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, no Stockholder has any obligation to vote the Covered Shares in any particular manner. In the event that the Company and Parent agree to effectuate the Transactions by means of a tender offer, each Stockholder shall tender (and shall not withdraw), or cause to be tendered (and cause to not withdraw), all of its Covered Shares pursuant to and in accordance with the terms of such tender offer prior to the time required for such Covered Shares to be validly tendered for acceptance in such tender offer.

1.2 Return of Proxy Card or Voting Instructions. Each Stockholder shall execute and deliver (or cause the holders of record of the Covered Shares to execute and deliver), within ten (10) business days of receipt, any proxy card or voting instructions it receives that are sent to Company Stockholders soliciting proxies with respect to the Supported Matters, which shall vote the Covered Shares in the manner described in Section 1.1 of this Agreement. At Parent’s reasonable request, each Stockholder shall provide reasonable evidence of such execution and delivery of such proxy card or voting instructions.

1.3 Proxy. If any Stockholder (i) fails to comply with its obligations under Section 1.2 or (ii) otherwise attempts to vote such Stockholder’s Covered Shares, in person or by proxy, in a manner which is inconsistent with Section 1.1, (each, a “Triggering Event”), such Stockholder will be deemed, upon and as of the time of such Triggering Event, to irrevocably appoint as its proxy and attorney-in-fact the officers of Parent, each of them individually, with full power of substitution and resubstitution, to vote such Stockholder’s Covered Shares (to the extent such Covered Shares are entitled to so vote) in accordance with Section 1.1 at the Company Stockholder Meeting (including any postponement, recess or adjournment thereof) prior to the Termination Date at which any Supported Matters are to be considered; provided, that the proxy contemplated by this Section 1.3 shall not arise and shall have no force or effect prior to the occurrence of a Triggering Event, from and after which the proxy shall be irrevocable prior to the Termination Date, at which time any such proxy shall terminate; provided, further, for the avoidance of doubt, that each Stockholder shall retain at all times the right to vote such Stockholder’s Covered Shares (or to direct how such Covered Shares shall be voted) in such Stockholder’s sole discretion on matters (other than Supported Matters). Parent may terminate this proxy with respect to such Stockholder at any time at its sole election by written notice provided to such Stockholder.

1.4 Directors and Officers. Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company. Subject, in each case of clauses (x) and (y), to compliance with the obligations set forth in Sections 4.3 and 5.1 of the Merger Agreement that are applicable to the Company’s officers, directors and other Representatives, (x) nothing in this Agreement shall be construed to prohibit Stockholder or any of Stockholder’s representatives who is an officer or member of the Board of Directors from taking any action (or failure to act) in his or her capacity as an officer or member of the Board of Directors or from taking any action with respect to any Acquisition Proposal solely in their capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and (y) no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

2. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, and (iii) the date of adoption of any material modification, waiver or amendment to any provision of the Merger Agreement that constitutes an Adverse Amendment (unless consented to by such Stockholder) (such date, the “Termination Date”); provided that the provisions set forth in Section 7 and Sections 10 through 20 of this Agreement shall survive the termination of this Agreement; and provided further that, subject to the provisions set forth in Sections 7.2, 7.3(b) and 8.5(b) of the Merger Agreement (which are hereby expressly acknowledged and agreed by each Stockholder), the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach of this Agreement that may have occurred at or before such termination. For the purpose hereof, “Willful Breach” means a material breach of this Agreement by a party hereto prior to the Termination Date that is a consequence of an act, or failure to act, undertaken by the breaching party with the knowledge that the taking of such act, or failure to act, would result in such breach.

3. Certain Covenants of Each Stockholder.

3.1 Transfers. Beginning on the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, (a) except (x) for the Transfer of Covered Shares to its Affiliates (provided that, as a condition precedent to such Transfer, such transferee executes a voting agreement on the same terms as this Agreement), or (y) as expressly contemplated pursuant to this Agreement or the Merger Agreement, such Stockholder shall not, and shall direct its Affiliates and their respective Representatives not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) Transfer or enter into any Contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (iv) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares or (v) commit or agree to take any of the foregoing actions and (b) such Stockholder shall not, and shall direct its Affiliates and their respective Representatives not to, directly or indirectly take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement. Without limiting the foregoing, each Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any securities of the Company for the purpose of opposing or competing with or taking any actions inconsistent with the Transactions. Any Transfer in violation of this Section 3.1 shall be void ab initio. For the purpose hereof, “Transfer” means (1) any direct or indirect offer, sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer, or entry into any option or other contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer (whether by merger, consolidation, division, conversion, operation of law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (2) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney with respect to such Covered Shares or (3) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (1) or (2) above.

3.2 Documentation and Information. Except as required by applicable Legal Requirements, each Stockholder shall not, and shall direct its Representatives not to, make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent, other than to amend the Schedule 13D to disclose this Agreement as contemplated in Section 3.4 herein. Each Stockholder consents to and hereby authorizes Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary in connection with the Merger and any of the other Transactions, such Stockholder’s identity and ownership of the Covered Shares, the existence of this Agreement and the nature of each Stockholder’s commitments and obligations under this Agreement, and each Stockholder acknowledges that Parent and Merger Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body. Each party hereto agrees to use its reasonable best efforts to promptly (a)

give the other party any information it may reasonably require for the preparation of any such disclosure documents, and (b) notify the other party of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such party shall become aware that any such information shall have become false or misleading in any material respect.

3.3 No Solicitation. Each Stockholder shall not take any action that the Company would then be prohibited from taking under Section 4.3 of the Merger Agreement as if such Section of the Merger Agreement applied, mutatis mutandis, to each Stockholder.

3.4 Merger Proxy Statement; Schedule 13D. Each Stockholder will use its reasonable best efforts to furnish all information concerning such Stockholder and its Affiliates to Parent and the Company that is reasonably necessary for the preparation and filing of the Merger Proxy Statement, and will otherwise reasonably assist and cooperate with Parent and the Company in the preparation, filing and distribution of the Merger Proxy Statement and the resolution of any comments thereto received from the SEC. If applicable and to the extent required under applicable Legal Requirements, the Stockholders shall promptly and in accordance with applicable Legal Requirements amend its Schedule 13D filed with the SEC to disclose this Agreement and the Stockholders shall provide a draft of such amendment to Parent and Merger Sub and consider any reasonable comments in good faith prior to such filing.

4. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent as follows:

4.1 Due Authority. Each Stockholder, if not a natural person, is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Each Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by such Stockholder’s board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by each Stockholder and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of each Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.

4.2 No Conflict. The execution and delivery of, compliance with and performance by each Stockholder of this Agreement do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder (if any), (ii) conflict with or result in a violation or breach of any applicable Legal Requirement, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of an Encumbrance (other than Permitted Encumbrances) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of the foregoing clauses (ii), (iii) and (iv), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by such Stockholder of its obligations under this Agreement.

4.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Body or any other Person, is required by or with respect to any Stockholder in connection with the execution and delivery of this Agreement or the consummation by any Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any other Regulatory Filings, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Merger or the performance by any Stockholder of its obligations under this Agreement.

4.4 Ownership of the Owned Shares. Each Stockholder is, as of the date hereof, the record or beneficial owner of the Owned Shares set forth opposite such Stockholder’s name on Exhibit A hereto, all of which are free and clear of any Encumbrances, other than those created by this Agreement or arising under applicable securities laws. No Stockholder owns, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire, or that are exercisable for, or convertible or exchangeable into, shares of capital stock of the Company, in each case other than the Owned Shares and the Company Warrants. Each Stockholder has the sole right to Transfer the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, no Stockholder has entered into any agreement to Transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by any Stockholder.

4.5 Absence of Litigation. As of the date hereof, there is no Legal Proceeding pending or threatened in writing against, or, to the knowledge of any Stockholder, threatened orally against such Stockholder that would reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Transactions or the performance by such Stockholder of its obligations under this Agreement.

4.6 No Finder’s Fees. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission payable by the Company in connection with this Agreement based upon arrangements made by or on behalf of such Stockholder in its capacity as a stockholder of the Company.

5. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows:

5.1 Due Authority. Parent is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Parent has all requisite organizational power and authority and has taken all organizational action necessary (including approval by the board of directors or applicable organizational bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other organizational action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.

5.2 No Conflict. The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other Transactions, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws or similar organizational documents of Parent, (ii) conflict with or result in a violation or breach of any applicable Legal Requirements, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent is entitled, under any Contract binding upon Parent, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of an Encumbrance (other than Permitted Encumbrances) on any of the properties or assets (including intangible assets) of Parent, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.

6. Non-Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall not survive the Effective Time.

7. Waiver of Appraisal and Dissenter Rights and Certain Other Actions.

7.1 Each Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL with respect to all of the Owned Shares with respect to the Merger and the other Transactions.

7.2 Each Stockholder hereby agrees not to commence or affirmatively participate in or receive any economic or other benefit from any claim or other Legal Proceeding, whether derivative or otherwise, against Parent, the Company or any of their respective Affiliates, or their respective boards of directors (or similar governing bodies), relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, or the consummation of the transactions contemplated hereby or thereby, including any such claim or other Legal Proceeding

(i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (ii) alleging a breach of any fiduciary duty of the Board of Directors in connection with the Merger Agreement or the Transactions, and each Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided, that the foregoing shall not limit, restrict or prohibit such Stockholder from claiming or asserting any defenses or counter-claims in connection with any Legal Proceeding arising out of or in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

8. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

9. Further Assurances. Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent or the Company may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

10. Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) two (2) business days after being sent by registered mail or by courier or express delivery service, (c) if sent by email prior to 6:00 p.m. recipient’s local time, upon transmission when receipt is confirmed, or (d) if sent by email after 6:00 p.m. recipient’s local time and receipt is confirmed, the business day following the date of transmission; provided that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such party below (or to such other physical address or email address as such party shall have specified in a written notice given to the other parties hereto):

if to a Stockholder, to the address set forth on its signature page

If to Parent, to:

Bristol-Myers Squibb Company

Route 206 & Province Line Road

Princeton, New Jersey 08540

Attention:  Executive Vice President, Strategy and Business Development

With a copy (which shall not constitute notice) to:

Bristol-Myers Squibb Company Route

206 & Province Line Road

Princeton, New Jersey 08540

Attention:  Senior Vice President and Associate General Counsel,

 Transactions Law

Email:    transactionslegal@bms.com

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention:  Daniel Wolf, P.C.; Jonathan Davis, P.C., Emily Lichtenheld

Email:    Daniel.Wolf@kirkland.com;

Jonathan.Davis@kirkland.com

Emily.Lichtenheld@kirkland.com

11. Interpretation.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) All references to days or months shall be deemed references to calendar days or months unless otherwise specified herein.

(d) As used in this Agreement, the word “including” and words of similar import shall mean including without limiting the generality of any description preceding such term, unless otherwise specified.

(e) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” or “Annexes” are intended to refer to Sections of this Agreement and Exhibits or Annexes to this Agreement.

(f) The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(g) The term “dollars” and character “$” shall mean United States dollars.

(h) Any reference to (i) any Governmental Body includes any successor to that Governmental Body; and (ii) any applicable Legal Requirement refers to such applicable Legal Requirement as amended, modified, supplemented, or replaced from time to time (and, in the case of statutes, include any rule and regulation promulgated under such statute) and references to any section of any applicable Legal Requirement includes any successor to such section (provided that, for purposes of any representation and warranty in this Agreement that is made as of a specific date, references to any Legal Requirement shall be deemed to refer to such Legal Requirement, as amended, and to any rule or regulation promulgated thereunder, in each case, as of such date).

12. Entire Agreement; Counterparts. This Agreement (including its Exhibits) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties hereto with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts, including by facsimile or by email with ..pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

13. Applicable Legal Requirements; Jurisdiction; Specific Performance; Remedies.

(a) This Agreement and any matters or disputes relating thereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action or proceeding arising out of or relating to this Agreement or any of the Transactions: (i) each of the parties hereto irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if (but only if) such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware and any appellate court therefrom (collectively, the “Delaware Courts”); and (ii) each of the parties hereto irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 10. Each of the parties hereto irrevocably and unconditionally (1) agrees not to commence any such action or proceeding except in the Delaware Courts, (2) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Delaware Courts, (3) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in the Delaware Courts and (4) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Delaware Courts. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(b) The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Subject to the following sentence, the parties hereto acknowledge and agree that (i) the parties hereto shall be entitled to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 13(a) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific performance is an integral part of the Transactions and the transactions contemplated by this Agreement. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 13(b) shall not be required to provide any bond or other security in connection with any such order or injunction.

(c) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH PARTY HERETO (I) MAKES THIS WAIVER VOLUNTARILY AND (II) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 13(c).

14. Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned by a party hereto without the prior written consent of the other parties, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect, except that Parent may assign all or any of its rights and obligations under this Agreement to any controlled Affiliate of Parent.

15. No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16. Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the Persons that are expressly identified as parties hereto and former, current and future equityholders, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, partners, stockholders or assignees of any party hereto or any future equityholders, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, partners, stockholders or assignees of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated by this Agreement or in respect of any oral representations made or alleged to be made in connection herewith. In no event shall any party hereto, and each party hereto agrees to use its reasonable best efforts to cause its Non-Recourse Parties not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party not a party to this Agreement.

17. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Body to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

18. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

19. Waiver. No failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Any such extension or waiver shall be valid only if is expressly set forth in a written instrument duly executed and delivered on behalf of the parties hereto to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

20. No Agreement until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not (and, for clarity, no negotiations or unwritten agreements relating to the substance thereof shall) constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (a) the Board of Directors has approved, for purposes of any applicable anti-takeover Legal Requirements, and any applicable provision of the bylaws or certificate of incorporation of the Company (in each case, as amended, restated, modified or supplemented as of the date hereof), this Agreement and the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed and delivered by all parties thereto, and (c) this Agreement is executed and delivered by all parties hereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

PARENT

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Elizabeth A. Mily
Name:	Elizabeth A. Mily
Title:	Executive Vice President, Strategy and Business Development

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

Boxer Capital, LLC
12860 El Camino Real, Suite 300
San Diego, CA 92130

By:	/s/ Aaron Davis
Name:	Aaron Davis
Title:	Chief Executive Officer

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

MVA Investors, LLC
12860 El Camino Real, Suite 300
San Diego, CA 92130

By:	/s/ Aaron Davis
Name:	Aaron Davis
Title:	Chief Executive Officer

[Signature Page to Voting Agreement]

Exhibit A

Owned Shares

Stockholder	Owned Shares
Boxer Capital, LLC	3,201,440
MVA Investors, LLC	287,866